UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

APEX GLOBAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	0‑18640	95‑4182437
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908‑9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	APEX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)

On April 3, 2020, Henry Stupp, the Chief Executive Officer of Apex Global Brands Inc. (the “Company”) voluntarily agreed to reduce his base compensation under his existing employment agreement by 25% for twelve weeks commencing April 3, 2020.  Other provisions of his employment agreement remain unchanged.

Also, on April 3, 2020, Howard Siegel, the Company’s Chief Operating Officer, and Steven Brink, the Company’s Chief Financial Officer, voluntarily agreed to reduce their base compensation under their existing employment agreements by 25% and 15%, respectively, for twelve weeks commencing April 3, 2020.  Other provisions of their employment agreements remain unchanged.  Furthermore, the Company’s non-executive directors have agreed to temporarily reduce their compensation by 25%.

Item 8.01  Other Events.

In addition to the changes in compensatory arrangements of its executive officers and board members, the Company has responded to the COVID-19 pandemic with various measures to help stabilize its business.  These steps include, among other things, employee furloughs, layoffs, temporary salary reductions and other cost saving measures.  The Company’s royalty revenues are anticipated to be reduced as the Company’s licensees are negatively impacted by temporary store closures and temporarily reduced consumer demand for products that bear the Company’s brands.

The Company is pursuing various relief options enabled by the CARES Act, which was enacted March 27, 2020, including a loan under the Paycheck Protection Program and various net operating loss carrybacks.

Forward Looking Statements

This letter may contain forward-looking statements regarding future events and the future performance of Apex Global Brands. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and is based on currently available market, operating, financial and competitive information and assumptions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expected or projected. A detailed discussion of such risks and uncertainties are described in the Company’s annual report on Form 10-K filed on April 23, 2019, its periodic reports on Forms 10-Q and 8-K, and subsequent filings with the SEC the Company makes from time to time. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX GLOBAL BRANDS INC.

April 7, 2020	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer